Exhibit 99.2

Supplemental Operating and Financial Data June 30, 2015 (Unaudited) The Oxford Grand Wichita, KS

Hillside Heights Rehabilitation Suites Amarillo, TX Table of Contents Portfolio Overview . 4 Real Estate Activities 5-7 Portfolio Metrics . 8 Portfolio Diversification . 9-11 Top Ten Operators .. 12 Portfolio Maturity .. 13 Enterprise Value .. 14 Debt Maturity 15 Proforma .. 16-17 Financial Data Summary ...... 18-19 Consolidated Statements of Income . 20 Consolidated Balance Sheets . 21 Funds from Operations .. 22-23 Glossary . 24-26 Forward-Looking Statements & Non-GAAP Information .. . 27

Board of Directors

Wendy Simpson
Chairman

Boyd Hendrickson
Lead Director

James Pieczynski
Nominating & Corporate Governance Committee Chairman

Devra Shapiro
Audit Committee Chairman

Timothy Triche, MD
Compensation Committee Chairman

Leadership



Wendy Simpson
Chairman, Chief Executive Officer and President



Pam Kessler
Executive Vice President, CFO and Secretary



Clint Malin
Executive Vice President and Chief Investment Officer



Brent Chappell
Senior Vice President, Investment and Portfolio Management



Cece Chikhale
Senior Vice President, Controller and Treasurer



Mark Hemingway
Vice President of Marketing



Peter Lyew
Vice President and Director of Taxes

Analyst Coverage

BMO Capital Markets Corp	John Kim
Canaccord Genuity	Paul Morgan
Crowell, Weedon, & Co.	Doug Christopher
J.J. B. Hilliard, W.L. Lyons, Inc.	John Roberts
JMP Securities, LLC	Peter Martin
KeyBanc Capital Markets, Inc.	Jordan Sadler
Mizuho Securities USA Inc.	Rich Anderson
RBC Capital Markets Corporation	Mike Carroll
Stifel, Nicolaus & Company, Inc.	Dan Bernstein
Wells Fargo Securities, LLC	Todd Stender

Any opinions, estimates, or forecasts regarding LTC's performance made by the analysts listed above do not represent the opinions, estimates, and forecasts of LTC or its management.

3

Includes rental income and interest income from mortgage loans and excludes rental income from properties sold and interest income from loans that paid off during the twelve months ended June 30, 2015. Includes five development projects consisting of three MC properties with a total of 188 units, a 108-unit independent living property and an 89-unit combination ALF and MC property. Includes one school property and five parcels of land held-for-use. 4 Portfolio Overview (dollar amounts in thousands) Gross Real Property $989M Loans Receivable $206M Juniper Village at Chatham Chatham, NJ 82.8% 17.2% Type of Property Gross Investments Skilled Nursing 97 $ 692,135 57.9% $ 54,786 $ 15,632 58.8% Assisted Living 93 430,926 36.0% 41,151 1,191 35.3% Range of Care 7 43,907 3.7% 5,766 - 4.8% Under Development (2) - 17,404 1.5% - - - Other (3) 1 10,883 0.9% 1,303 - 1.1% Total 198 $ 1,195,255 100.0% $ 103,006 $16,823 100.0% Trailing Twelve Months Ended June 30, 2015 # of Properties % of Investments Rental Income (1) Interest Income (1) % of Revenues

Real Estate Activities

(dollar amounts in thousands)

Acquisitions

Acquisition Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Date of Construction	Purchase Price
10/22/2014	1	UDP [(1)(2)]	66 units	Burr Ridge, IL	Anthem Memory Care	2014-2016	$ 1,400
12/5/2014	1	MC[(3)]	48 units	Castle Rock, CO	Senior Lifestyle	2012	9,800
	2		114 units				$ 11,200
2/6/2015	1	UDP [(1)(4)]	56 units	Corpus Christi, TX	Thrive Senior Living	2015	$ 7,195
2/19/2015	1	SNF[(5)]	106 beds	Slinger, WI	Fundamental	2014	13,946
2/20/2015	1	UDP [(1)(6)]	89 units	Murrells Inlet, SC	Thrive Senior Living	2015-2016	2,490
5/26/2015	1	UDP [(1)(7)]	66 units	Tinley Park, IL	Anthem Memory Care	2015-2016	702
5/29/2015	1	UDP [(1)(8)]	108 units	Wichita, KS	Oxford Senior Living	2015-2016	624
	5		319 units/106 beds				$ 24,957

(1) See page 7 for Development activities.
(2) Purchased land to develop a memory care property for a total commitment of $12.2 million with an initial cash yield of 9.30%.
(3) The property was included in a master lease at an incremental initial cash yield of 6.5%, escalating in the first two years by 2.65% and 2.63% in the third year and each subsequent anniversary thereafter. The lease provides for contingent earn-out payments totaling up to $4,000 as a lease inducement.
(4) Purchased land and existing improvements to complete construction of a memory care property for a total commitment of $12.2 million with an initial cash yield of 8.75%. We also entered into a master lease which provides for our payment of a lease inducement of up to $1,589.
(5) Purchased and equipped the property for a total of $13,946 by exercising our right under a $10,600 mortgage loan. The property was added to an existing master lease at a lease rate of 10.3%, which was the interest rate in effect on the loan, and provided the lessee a lease inducement in an amount of $1,054. See page 6 for Lease-up activities.
(6) Purchased land to develop a combination assisted living and memory care property for a total commitment of $16.5 million with an initial cash yield of 8.75%. We added the land to the master lease discussed in (4) above and provided an additional lease inducement payment of up to $2,363.
(7) Purchased land to develop a memory care property for a total commitment of $11.9 million with an initial cash yield of 9.25%.
(8) Purchased land to develop an independent living property for a total commitment of $14.5 million with an initial cash yield of 7.43%.

Loan Originations

Loan Date	# of Properties	Property Type	# Beds/Units	Location	Operator	Origination	Development Funding	Funded to Date	2015 YTD Revenue	Stated Interest Rate
7/31/14	1	ALF	100 units	Phoenix, AZ	Gray Health Care	$ 3,027	N/A	$ 3,027	$ 114 [(1)]	7.0%
1/30/15	1	SNF	157 beds	Grand Blanc, MI	Prestige Healthcare	11,000	-	9,500	485 [(2)]	9.4%
6/29/15	15	SNF	2,058 beds	Various cities in MI	Prestige Healthcare	40,000 [(3)]	N/A	40,000	144 [(4)]	9.4%
	17		100 units/2,215 beds			$ 54,027		$ 52,527	$ 743	

(1) Represents year-to-date mortgage GAAP interest income. We expect mortgage GAAP interest income, assuming no loan modifications, to be $228 for 2015.
(2) Represents year-to-date mortgage GAAP interest income. We expect mortgage GAAP interest income, assuming no loan modifications, to be $1,061 for 2015.
(3) We funded additional loan proceeds of $40,000 under a mortgage loan secured by 15 SNF properties in Michigan.
(4) Represents year-to-date mortgage GAAP interest income. We expect mortgage GAAP interest income, assuming no loan modifications, to be $2,611 for 2015.

5

Real Estate Activities

(dollar amounts in thousands)

Joint Venture

Commitment Year	Location	# of Projects	Property Type	Preferred Return	# Beds/ Units	Investment Commitment (1)	Investment to Date	Remaining Investment Commitment
2015	Various cities in AZ	4	ALF/MC/ILF	15.00%	585 units	$ 25,650	$ 20,143	$ 5,507

(1) We made a preferred equity investment in an unconsolidated joint venture. We have a fair-market value purchase option to acquire the properties owned by the joint venture beginning in 2018. Refer to the 10-Q under *Note 3. Investment in Unconsolidated Joint Ventures* for more information.

Lease-Up

Date Opened	Occupancy at June 30, 2015	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Lease/ Loan Yield	# Beds/Units	Total Funded
Feb-14	70%	2012	Redevelopment	Slinger, WI	1	SNF(1)	10.08%	106 beds	$ 10,600
Aug-14	69%	2013	Development	Littleton, CO	1	MC	9.25%	60 units	9,692
Nov-14	64%	2012	Development	Cold Spring, KY	1	SNF	8.50%	143 beds	22,734
Dec-14	73%	2012	Development	Frisco, TX	1	ALF/MC	9.25%	80 units	5,907
Dec-14	46%	2013	Development	Aurora, CO	1	MC	9.25%	48 units	9,216
Feb-15	35%	2013	Development	Westminster, CO	1	MC	9.25%	60 units	10,703
					6			248 units/249 beds	$ 68,852

(1) We purchased and equipped the property securing the mortgage loan for a total of $13,946 by exercising our right under this loan.




Lease-Up in Frisco, TX
Operated by Mustang Creek Management



6

Real Estate Activities - Development

(dollar amounts in thousands)



Development Rendering in Corpus Christi, TX
To be operated by Thrive Senior Living

Estimated Rent/Interest Inception Date	Commitment Year	Project Type	Location	# of Projects	Property Type	Approximate Initial Cash Lease/Loan Yield	# Beds/ Units	Investment Commitment [1]	2Q15 Funding	Total Funded to Date	Remaining Commitment
- [2]	2015	Renovation	Mesa, AZ	1	SNF	9.00%	-	5,000	-	-	5,000
- [3]	2013	Renovation	Various cities in MI	15	SNF	9.41%	-	12,000 [3]	1,260	6,455	5,545
- [3]	2015	Expansion	Richmond, MI	1	SNF	9.41%	-	10,000 [3]	-	-	10,000
- [3]	2015	Expansion	Rochester Hills, MI	1	SNF	9.41%	-	10,000 [3]	-	-	10,000
1Q16	2015	Development	Corpus Christi, TX	1	MC	8.75%	56 units	12,182	222	7,446	4,736
				19			56 units	$ 49,182	$ 1,482	$ 13,901	$ 35,281
1Q16	2014	Development	Burr Ridge, IL	1	MC	9.30%	66 units	$ 12,248	$ 1,579	$ 4,043	$ 8,205
2Q16	2015	Development	Murrells Inlet, SC	1	ALF/MC	8.75%	89 units	16,535	145	3,486	13,049
3Q16	2015	Development	Tinley Park, IL	1	MC	9.25%	66 units	11,887	1,399	1,399	10,488
3Q16	2015	Development	Wichita, KS	1	ILF	7.43%	108 units	14,500	773	773	13,727
				4			329 units	$ 55,170	$ 3,896	$ 9,701	$ 45,469
			Total	23	WA	8.90%	385 units	$ 104,352	$ 5,378	$ 23,602	$ 80,750

(1) Includes purchase of land and existing improvements, if applicable, and development commitment.
(2) Rent increases upon each funding.
(3) Commitment is part of the total loan commitment secured by 15 properties in Michigan operated by Prestige Healthcare. During 2015, we amended the loan to provide additional loan proceeds of $20.0 million for the expansion projects at two of the properties securing the loan. Interest increases upon each funding.

LTC REIT

7

Same Property Portfolio Statistics (1) 8 Portfolio Metrics Stabilized Owned Property Portfolio – TTM Ended March 31, 2015 Medicaid Medicare Private Pay 0.0% 30.0% 60.0% 30.4% 18.0% 51.6% Total Portfolio Payor Source Medicaid Medicare Private Pay 0.0% 25.0% 50.0% 46.6% 27.9% 25.5% SNF Portfolio Payor Source Owned Properties 1Q15 4Q14 1Q15 4Q14 1Q15 4Q14 Assisted Living 86.0% 85.7% 1.65 1.62 1.41 1.39 Skilled Nursing 79.8% 79.8% 2.35 2.30 1.72 1.68 Range of Care 87.5% 87.6% 1.80 1.79 1.32 1.30 (1) Information is for the trailing twelve months through March 31, 2015 and December 31, 2014 and is from property level operator financial statements which are unaudited and have not been independently verified by us. Occupancy Normalized EBITDAR Coverage Normalized EBITDARM Coverage

WA ME 1 5 NV WY MI IL AR LA KY WV ND NY 32 2 1 2 3 5 1 2 3 2 2 2 2 1 6 21 3 5 4 8 11 4 5 2 6 1 4 2 13 7 3 1 1 1 1 1 1 2 1 1 OR CA AZ NM TX UT ID MT SD NE KS OK MS MN WI FL AL GA SC TN MO IA IN OH PA NJ NC VA CO Skilled Nursing (97) Assisted Living (93) Schools (1) Range of Care (7) Under Development (5) 16 Land Held-For-Use (5) 5 1 2 1 1 9 LTC owns or holds mortgages on 198 properties, five parcels of land under development, and five parcels of land held-for-use. Investments in 29 states leased or mortgaged to 35 different operators. Portfolio Diversification - Geography High-Quality Portfolio Built for Long-Term Value 1

Due to master leases with properties in multiple states, revenue by state is not available. The MSA rank by population as of July 1, 2014, as estimated by the United States Census Bureau. 10 Over 64% of our properties are in the Top 100 MSAs Gross Portfolio by MSA (2) (dollar amounts in thousands) Portfolio Diversification - Geography 47.8% 16.7% 18.2% 12.4% 4.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% MSAs 1-31 MSAs 32-100 MSAs > 100 Cities in Micro-SA Cities not in MSA or Micro-SA Population 20.1M – 2.1M MSAs 1 - 31 Population 2.0M – 0.5M MSAs 32 - 100 Population 0.5M – 55K MSAs >100 Population 218K – 13K Cities in a Micro-SA State (1) # of Props SNF % ALF % ROC % UDP % OTH % Gross Investment % Texas 54 192,836 $ 27.9% 43,768 $ 10.2% 2,994 $ 6.8% 7,570 $ 43.5% - $ - 247,168 $ 20.7% Michigan 16 180,342 26.1% - - - - - - 1,613 14.8% 181,955 15.2% Colorado 16 6,038 0.9% 106,879 24.8% 2,007 4.6% - - - - 114,924 9.6% Ohio 13 54,000 7.8% 44,647 10.4% - - - - - - 98,647 8.2% Florida 13 35,362 5.1% 36,059 8.4% - - - - - - 71,421 6.0% New Jersey 5 - - 61,397 14.2% - - - - 9,270 85.2% 70,667 5.9% New Mexico 7 50,913 7.4% - - - - - - - - 50,913 4.3% California 4 22,130 3.2% 28,070 6.5% - - - - - - 50,200 4.2% Arizona 6 36,091 5.2% 3,224 0.7% - - - - - - 39,315 3.3% Kansas 8 14,111 2.0% 17,145 4.0% - - 775 4.5% - - 32,031 2.7% All Others 56 100,312 14.4% 89,737 20.8% 38,906 88.6% 9,059 52.0% - - 238,014 19.9% Total 198 692,135 $ 100.0% 430,926 $ 100.0% 43,907 $ 100.0% 17,404 $ 100.0% 10,883 $ 100.0% 1,195,255 $ 100.0%

Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding interest income from loans that paid off during the twelve months ended June 30, 2015. 11 Portfolio Diversification - Operators (dollar amounts in thousands) Brookdale 12.4% Prestige Healthcare 12.4% Senior Care 9.9% Preferred Care 9.1% Senior Lifestyle 6.8% Carespring 6.2% Genesis 6.1% Traditions Sr Mgmt 5.6% Juniper 5.6% Fundamental 4.7% All Others 21.2% Annual Income By Operator Operators Annual Income (1) % Gross Investment % Brookdale Senior Living 37 15,574 $ 12.4% 126,991 $ 10.6% Prestige Healthcare 18 15,474 12.4% 194,145 16.2% Senior Care Centers 9 12,336 9.9% 115,040 9.6% Preferred Care 30 11,338 9.1% 86,576 7.3% Senior Lifestyle Corporation 17 8,458 6.8% 57,349 4.8% Carespring Health Care Management 3 7,798 6.2% 77,546 6.5% Genesis Healthcare 8 7,614 6.1% 54,864 4.6% Traditions Senior Management 5 7,056 5.6% 63,402 5.3% Juniper Communities 6 7,033 5.6% 87,082 7.3% Fundamental 5 5,924 4.7% 49,378 4.1% All Others 60 26,541 21.2% 282,882 23.7% 198 125,146 $ 100.0% 1,195,255 $ 100.0% # of Properties

12 Top Ten Operators Brookdale Senior Living (NYSE: BKD) operates approximately 1,150 independent living, assisted living, and memory care communities and continuing care retirement centers, with the ability to serve approximately 11 1 ,000 residents. As of June 30, 2015 , the LTC portfolio consisted of 37 assisted living properties in nine states with a gross investment balance of $12 7.0 million. Prestige Healthcare (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and hea lthcare services at 68 facilities in seven state s. As of June 30, 2015 , the LTC portfolio consisted of 1 6 skilled nursing properties and five parcels of land held - for - use in Michigan and two range of care properties in South Carolina with a gross investment balance of $ 194.1 million. Senior Care Center s (privately held) provides skilled nursing care, memory care, assisted living, and i ndependent living services in 94 facilities exclusively in Texas. As of June 30, 2015 , the LTC portfolio consisted of nine skilled nursing properties in Texas with a gross investment balance of $ 115.0 million. Preferred Care (privately held) operates 108 facilities comprised of skilled nursing, assisted living, and independent living facilities, as well as five specialty care f acilities, in 12 states. As of June 30, 2 015 , t he LTC portfolio consisted of 28 skilled nursing and two range of care properties in six states with a g ross investment balance of $8 6. 6 million. Senior Lifestyle Corporation (privately held) manages 16 8 communities consisting of independent living , assisted living, memory care, skilled nursing and rehab ilitative , affordable senior apartments, and short term stays i n 27 states. As of June 30, 2015 , the LTC portfolio consisted of 17 assisted living properties in seven states, with a gross investment balance of $57.3 million. Carespring Health Care Management (privately held) provides skilled nursing, assisted living, and independent living services, and other rehabilitative and hea lthcare services at 11 facilities in two states. As of June 30, 2015 , the LTC portfolio consisted of three skilled nursing properties in two states wi th a gross investment balance of $7 7.5 million. Genesis Healthcare ( NYSE: GEN ) provides skilled nursing and assisted/senior living services at more than 500 facilities in 34 states . They also supply rehabilitation and respiratory therapy to more than 1,600 locations in 46 states and the District of Columbia . As of June 30, 2015 , the LTC portfolio consisted of seven skilled nursing properties and one range of care propert y in three states, with a gross investment balance of $ 54.9 million. Traditions Senior Management (privately held) operate s 2 6 facilities consisting of skilled nursing facilities , indep endent living and assisted living in eight states. As of June 30, 2015 , the LTC portfolio consisted of four skilled nursing properties and one range of care property in three states with a gross in vestment balance of $6 3. 4 million. They also operate two skilled nursing properties under a sub - lease with Preferred Care, I nc. which is not included in the Traditions Senior Management annual income . Juniper Communities (privately held) operates 20 facilities comprised of assisted living, memory care, independent living and skilled nursing facilities in four states. As of Ju ne 30, 2015 , the LTC portfolio consisted of six assisted living and memory care properties in three states with a gross investment balan ce of $87.1 million. Fundamental (privately held) provides skilled nursing facilities, assisted living facilities, long term acute care hospitals, hospices, outpatient clinics, behavioral health services and other healthcare services at 7 7 locations in nine states. As of June 30, 2015 , the LTC portfolio consisted of five skilled nursing properties in three states, with a gross investment balance of $4 9.4 million.

(dollar amounts in thousands) Includes annualized GAAP rent for leased properties and interest income from mortgage loans excluding interest income from loans that paid off during the twelve months ended June 30, 2015. (As a % of Total Annual Income(1)) 13 Portfolio Maturity 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 2017 2018 2019 2020 2021 2022 Thereafter 2.0% 1.3% 7.4% 1.3% 10.9% 13.1% 0.6% 49.9% 0.3% 0.7% 0.8% 0.3% 0.0% 0.0% 0.0% 11.4% Leases Loans % of Total % of Total Annual Income (1) % of Total 2016 2,448 $ 2.3% 417 $ 2.5% 2,865 $ 2.3% 2017 1,670 1.5% 872 5.2% 2,542 2.0% 2018 9,332 8.6% 946 5.6% 10,278 8.2% 2019 1,596 1.5% 349 2.1% 1,945 1.6% 2020 13,598 12.6% - - 13,598 10.9% 2021 16,410 15.1% - - 16,410 13.1% 2022 771 0.7% - - 771 0.6% 62,498 57.7% 14,239 84.6% 76,737 61.3% Total 108,323 $ 100.0% 16,823 $ 100.0% 125,146 $ 100.0% Year Rental Income (1) Interest Income (1) Thereafter

Enterprise Value

(amounts in thousands, except per share amounts and number of shares)

	No. of shares	6/30/15 Closing Price	At June 30, 2015	Capitalization
Debt				
Bank borrowings - weighted average rate 1.7% [1]			$ 80,500	
Senior unsecured notes -weighted average rate 4.8% [2]			277,467	
Total debt - weighted average rate 4.1%			357,967	19%
Equity				
Preferred stock - Series C [3]			38,500	2%
Common stock [4]	35,570,495	$ 41.60 [5]	1,479,733	79%
Total equity			1,518,233	81%
Total Market Value			**$ 1,876,200**	100%
Less: Cash and cash equivalents			(8,051)	
Enterprise Value			**$ 1,868,149**	
Debt to Enterprise Value			19.2%	
Debt & Preferred to Enterprise Value			21.2%	
Debt to Normalized EBITDA [6]			3.2x	

(1) Our $400,000 Unsecured Credit Agreement provides us the opportunity to increase the credit line up to $600,000 and matures on October 14, 2018.
(2) Includes amortization of debt issue cost.
(3) Non-traded shares. Two million shares outstanding with a face rate of 8.5% and a liquidation value of $19.25 per share, convertible into common stock on a one-for-one basis. Our Series C preferred stock is not redeemable by us.
(4) Traded on NYSE.
(5) Closing price of our common stock as reported by the NYSE on June 30, 2015.
(6) Normalized EBITDA for the twelve months ended June 30, 2015. See page 19 for reconciliation of normalized EBITDA.

Capitalization



Common Stock
79%
Total Debt
19%
Preferred Stock
2%



Brookdale Spring Hill
Spring Hill, FL

14

(dollar amounts in thousands) Our $400,000 Unsecured Credit Agreement provides us the opportunity to increase the credit line up to $600,000 and matures on October 14, 2018. Reflects scheduled principal payments. 15 Debt Maturity Unsecured Line 22% Senior Unsecured Notes 78% Debt Structure $- $100,000 $200,000 $300,000 $400,000 2015 2016 2017 2018 2019 2020 2021 Thereafter $ - $ - $ - $80,500 $ - $ - $ - $ - $25,000 $26,667 $26,167 $28,167 $25,666 $32,160 $32,160 $81,480 Unsecured Line Senior Unsecured Notes $ - $ 25,000 $ 25,000 - 26,667 26,667 - 26,167 26,167 80,500 28,167 108,667 - 25,666 25,666 - 32,160 32,160 - 32,160 32,160 - 81,480 81,480 $ 80,500 $ 277,467 $ 357,967 Year Unsecured Line of Credit (1) Senior Unsecured Notes (2) Total 2020 2017 2016 2015 2019 2018 Total Thereafter 2021

16 Proforma – Assumptions, Debt Maturity and Capitalization Acquisition of a 10-property portfolio for $142.0 million Sale of $100.0 million senior unsecured notes at an annual fixed rate of 4.5% Borrowed $66.0 million under the line of credit Repaid $25.0 million of principal on senior unsecured notes. Debt Maturity Capitalization The following proforma pages represent our financial position and certain portfolio and leverage metrics assuming the following occurred at the beginning of the trailing twelve month period ending June 30, 2015. Common Stock , 73% Total Debt , 25% Preferred Stock , 2% $ - $ - $ - - 26,667 26,667 - 31,167 31,167 146,500 30,167 176,667 - 27,666 27,666 - 32,160 32,160 - 32,160 32,160 - 172,480 172,480 $ 146,500 $ 352,467 $ 498,967 2021 Thereafter Total 2020 Year Unsecured Line of Credit Senior Unsecured Notes Total 2015 2016 2017 2018 2019

17 Proforma – Portfolio Diversification (Annualized GAAP Rent and Interest Income from Mortgage Loans during TTM ended June 30, 2015 ) Annual Income by Operator Gross Investment by State 6.8% 12.4% 12.4% 9.9% 9.1% 6.2% 6.1% 5.6% 5.6% 4.7% 14.3% 11.4% 11.4% 9.1% 8.3% 5.7% 5.6% 5.2% 5.2% 4.3% 0.0% 4.0% 8.0% 12.0% 16.0% Senior Lifestyle Corporation Brookdale Senior Living Prestige Healthcare Senior Care Centers Preferred Care Carespring Health Care Management Genesis Healthcare Traditions Senior Management Juniper Communities Fundamental 2Q 2015 Proforma 20.7% 15.2% 1.2% 9.6% 8.2% 6.0% 5.9% 4.3% 4.2% 3.3% 18.5% 13.6% 8.7% 8.6% 7.4% 5.3% 5.3% 3.8% 3.8% 2.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% Texas Michigan Wisconsin Colorado Ohio Florida New Jersey New Mexico California Arizona 2Q 2015 Proforma

(dollar amounts in thousands) See page 16 for proforma assumptions. Trailing twelve months for the periods presented. 18 Financial Data Summary Balance Sheet, Leverage Ratios and Coverage Ratios 6/30/15 12/31/14 12/31/13 12/31/12 Balance Sheet Gross real estate assets $1,337,255 $1,195,255 $1,117,167 $1,104,732 $940,176 Net real estate assets 1,098,170 956,170 892,179 884,361 740,846 Gross asset value 1,424,135 1,282,135 1,190,807 1,151,781 988,922 Total debt 498,967 357,967 281,633 278,835 303,935 Total liabilities 524,528 383,528 305,698 298,972 326,484 Preferred stock 38,500 38,500 38,500 38,500 38,500 Total equity 659,522 659,522 660,121 632,438 463,108 Leverage Ratios Debt to gross asset value 35.0% 27.9% 23.7% 24.2% 30.7% Debt & preferred stock to gross asset value 37.7% 30.9% 26.9% 27.6% 34.6% Debt to total enterprise value 24.8% 19.2% 15.4% 18.1% 21.6% Debt & preferred stock to total enterprise value 26.8% 21.2% 17.5% 20.6% 24.3% Coverage Ratios (2) Debt to normalized EBITDA 4.1x 3.2x 2.6x 2.9x 3.7x Normalized EBITDA / interest incurred 6.0x 7.2x 7.3x 7.7x 8.3x Normalized EBITDA / fixed charges 5.2x 5.9x 6.0x 6.1x 6.2x Proforma 6/30/2015 (1)

Financial Data Summary

(dollar amounts in thousands)

Reconciliation of Normalized EBITDA and Fixed Charges

	Trailing Twelve Months Ended				
	Proforma 6/30/15[1]	6/30/15	12/31/14	12/31/13	12/31/12
Net income	$ 79,085	$ 73,602	$ 73,399	$ 57,815	$ 51,327
Less: Gain on sale of real estate, net	(3,819)	(3,819)	(4,959)	(1,605)	(16)
Add: Interest expense	19,271	14,473	13,128	11,364	9,932
Add: Depreciation and amortization	26,685	26,685	25,529	24,706	22,153
Adjusted EBITDA	121,222	110,941	107,097	92,280	83,396
Add back/(deduct):					
Non-recurring one-time items	400 [2]	400 [2]	-	2,687 [3]	(347) [4]
Normalized EBITDA	$ 121,622	$ 111,341	$ 107,097	$ 94,967	$ 83,049
Interest expense:	$ 19,271	$ 14,473	$ 13,128	$ 11,364	$ 9,932
Add: Capitalized interest	1,061	1,061	1,506	932	129
Interest incurred	20,332	15,534	14,634	12,296	10,061
Interest incurred	20,332	15,534	14,634	12,296	10,061
Preferred stock dividend	3,273	3,273	3,273	3,273	3,273
Fixed Charges	$ 23,605	$ 18,807	$ 17,907	$ 15,569	$ 13,334

(1) See page 16 for proforma assumptions.
(2) Represents a 1% provision for loan loss reserve related to additional loan proceeds funded under an existing mortgage loan.
(3) Represents the one-time severance and accelerated restricted stock vesting charge of $707 related to the retirement of the Company's former Senior Vice President, Marketing and Strategic Planning, a $1,244 provision for loan loss reserve on a $124,387 mortgage loan origination, and an $869 non-cash write-off of straight-line rent offset by revenue from the Sunwest bankruptcy settlement distribution of $133.
(4) Represents revenue from the Sunwest bankruptcy settlement distribution.

Non-Cash Revenue Components

	2Q15	3Q15[1]	4Q15[1]	1Q16[1]	2Q16[1]
Straight-line rent	$2,179	$2,879	$2,792	$1,892	$1,589
Amort of lease inducement	(384)	(470)	(513)	(513)	(513)
Effective Interest	933	1,195	1,193	1,193	1,193
Net	$2,728	$3,604	$3,472	$2,572	$2,269

(1) For leases and loans in place at June 30, 2015, assuming no renewals, modification or replacement, and no new investments are added to our portfolio, except for the 10-property portfolio, as previously discussed on page 16.

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(amounts in thousands, except per share amounts) 20 Consolidated Statements of Income The Oxford Grand Wichita, KS 2015 2014 2015 2014 Revenues Rental income 27,116 $ 25,025 $ 53,794 $ 50,277 $ Interest income from mortgage loans 5,053 4,139 9,660 8,232 Interest and other income 218 63 413 156 Total revenues 32,387 29,227 63,867 58,665 Expenses Interest expense 3,854 3,088 7,620 6,275 Depreciation and amortization 6,977 6,302 13,756 12,600 Provistions for doubtful accounts and notes 429 11 432 38 General and administrative expenses 3,952 2,693 7,448 5,615 Total expenses 15,212 12,094 29,256 24,528 Operating Income 17,175 17,133 34,611 34,137 Income from unconsolidated joint venture 753 - 869 - Gain on sale of real estate assets, net - 1,140 - 1,140 Net Income 17,928 18,273 35,480 35,277 Income allocated to participating securities (126) (117) (249) (220) Income allocated to preferred stockholders (818) (818) (1,636) (1,636) Net income available to common stockholders 16,984 $ 17,338 $ 33,595 $ 33,421 $ Earnings per common share: Basic $0.48 $0.50 $0.95 $0.97 Diluted $0.48 $0.50 $0.94 $0.96 Weighted average shares used to calculate earnings per common share: Basic 35,299 34,597 35,288 34,592 Diluted 37,311 36,621 37,302 36,617 Dividends declared and paid per common share $0.51 $0.51 $1.02 $1.02 (unaudited) (unaudited) Three Months Ended Six Months Ended June 30, June 30,

(amounts in thousands, except per share) 21 Consolidated Balance Sheets December 31, 2014 December 31, 2014 ASSETS (unaudited) (audited) (unaudited) (audited) Investments: LIABILITIES Land 85,184 $ 80,024 $ Buildings and improvements 903,979 869,814 Bank borrowings 80,500 $ - $ Accumulated depreciation and amortization (237,024) (223,315) Senior unsecured notes 277,467 281,633 Real estate properties, net 752,139 726,523 Accrued interest 3,574 3,556 Mortgage loans receivable, net of loan loss Earn-out liabilities 3,367 3,258 reserves: 2015 - $2,061; 2014 - $1,673 204,031 165,656 Accrued expenses and other liabilities 18,620 17,251 Real estate investments, net 956,170 892,179 Total liabilities 383,528 305,698 Investment in unconsolidated joint venture 20,722 - Investments, net 976,892 892,179 EQUITY Other assets: Stockholders' equity: Cash and cash equivalents 8,051 25,237 Preferred stock (1) 38,500 38,500 Debt issue costs, net 3,490 3,782 Common stock (2) 356 355 Interest receivable 2,129 597 Capital in excess of par value 719,216 717,396 Straight-line rent receivable, net of allowance for Cumulative net income 890,727 855,247 doubtful accounts: 2015 - $775; 2014 - $731 37,060 32,651 Accumulated other comprehensive income 65 82 Prepaid expenses and other assets 13,048 9,931 Cumulative distributions (989,342) (951,459) Notes receivable 2,380 1,442 Total equity 659,522 660,121 Total assets 1,043,050 $ 965,819 $ Total liabilities and equity 1,043,050 $ 965,819 $ (1) Preferred stock $0.01 par value; 15,000 shares authorized; shares issued and outstanding: 2015 - 2,000; 2014 - 2,000 (2) Common stock $0.01 par value; 60,000 shares authorized; shares issued and outstanding: 2015 - 35,570; 2014 - 35,480 June 30, 2015 June 30, 2015

Funds from Operations

(unaudited, amounts in thousands, except per share amounts)

Reconciliation of FFO, AFFO, and FAD

	Three Months Ended June 30,		Six Months Ended June 30,	
	2015	2014	2015	2014
GAAP Net income available to common stockholders	$ 16,984	$ 17,338	$ 33,595	$ 33,421
Add: Depreciation and amortization	6,977	6,302	13,756	12,600
Less: Gain on sale of real estate, net	-	(1,140)	0	(1,140)
NAREIT FFO available to common stockholders	23,961	22,500	47,351	44,881
Add: Non-recurring one-time items	400 [1]	-	400 [1]	-
Normalized FFO available to common stockholders	**24,361**	**22,500**	**47,751**	**44,881**
Less: Non-cash rental income	(1,795)	(443)	(3,718)	(917)
(Less) add: Effective interest income from mortgage loans	(934)	20	(1,485)	40
Less: Deferred income from unconsolidated joint ventures	(502)	-	(579)	-
Normalized adjusted FFO (AFFO)	21,130	22,077	41,969	44,004
Add: Non-cash compensation charges	1,099	783	2,081	1,449
Add: Non-cash interest related to earn-out liabilities	55	-	109	-
Less: Capitalized interest	(150)	(435)	(297)	(742)
Normalized funds available for distribution (FAD)	**$ 22,134**	**$ 22,425**	**$ 43,862**	**$ 44,711**
Diluted normalized FFO available to common stockholders per share	**$0.67**	**$0.64**	**$1.32**	**$1.27**
Diluted normalized AFFO per share	$0.59	$0.62	$1.17	$1.25
Diluted normalized FAD per share	**$0.61**	**$0.63**	**$1.22**	**$1.26**

(1) Represents a $400 provision for loan loss reserve related to additional loan proceeds funded under an existing mortgage loan.

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(unaudited, amounts in thousands, except per share amounts) 23 Funds from Operations Willowbrook Place Littleton, CO Reconciliation of FFO Per Share For the six months ended June 30, 2014 2014 2014 Normalized FFO/AFFO/FAD available to common stockholders $ 47,751 $ 44,881 $ 41,969 $ 44,004 $ 43,862 $ 44,711 Effect of dilutive securities: Participating securities 249 220 249 220 249 220 Series C cumulative preferred 1,636 1,636 1,636 1,636 1,636 1,636 Diluted normalized FFO/AFFO/FAD assuming conversion $ 49,636 $ 46,737 $ 43,854 $ 45,860 $ 45,747 $ 46,567 35,288 34,592 35,288 34,592 35,288 34,592 Effect of dilutive securities: Stock options 14 25 14 25 14 25 Participating securities 244 211 244 211 244 211 Series C cumulative preferred 2,000 2,000 2,000 2,000 2,000 2,000 Shares for diluted normalized FFP/AFFO/FAD per share 37,546 36,828 37,546 36,828 37,546 36,828 $1.32 $1.27 $1.17 $1.25 $1.22 $1.26 Diluted normalized FFO/AFFO/FAD per share 2015 FFO AFFO FAD 2015 2015 Shares for basic FFO/AFFO/FAD per share

Glossary

Adjusted Funds From Operations ("AFFO"): FFO excluding the effects of straight-line rent, amortization of lease inducement, effective interest income and deferred income from unconsolidated joint ventures.

Assisted Living Properties ("ALF"): The ALF portfolio consists of assisted living, independent living, and/or memory care properties. (See Independent Living and Memory Care) Assisted living properties are senior housing properties serving elderly persons who require assistance with activities of daily living, but do not require the constant supervision skilled nursing properties provide. Services are usually available 24 hours a day and include personal supervision and assistance with eating, bathing, grooming and administering medication. The facilities provide a combination of housing, supportive services, personalized assistance and health care designed to respond to individual needs.

Contractual Lease Rent: Rental revenue as defined by the lease agreement between us and the operator for the lease year.

EBITDA: Earnings before interest, taxes, depreciation and amortization.

Funds Available for Distribution ("FAD"): AFFO excluding the effects of non-cash compensation charges, capitalized interest and non-cash interest charges.

Funds From Operations ("FFO"): As defined by the National Association of Real Estate Investment Trusts ("NAREIT"), net income available to common stockholders (computed in accordance with U.S. GAAP) excluding gains or losses on the sale of real estate and impairment write-downs of depreciable real estate plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

GAAP Lease Yield: GAAP rent divided by the sum of the purchase price and transaction costs.

GAAP Rent: Total rent we will receive as a fixed amount over the initial term of the lease and recognized evenly over that term. GAAP rent recorded in the early years of a lease is higher than the cash rent received and during the later years of the lease, the cash rent received is higher than GAAP rent recognized. GAAP rent is commonly referred to as straight-line rental income.

Gross Asset Value: The carrying amount of total assets after adding back accumulated depreciation and loan loss reserves, as reported in the company's consolidated financial statements.

Gross Investment: Original price paid for an asset plus capital improvements funded by LTC, without any depreciation deductions. Gross Investment is commonly referred to as undepreciated book value.

Independent Living Properties ("ILF"): Senior housing properties offering a sense of community and numerous levels of service, such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, on-site security and emergency response programs. Many offer on-site conveniences like beauty/barber shops, fitness facilities, game rooms, libraries and activity centers. ILFs are also known as retirement communities or senior apartments.

Interest Income: Represents interest income from mortgage loans.

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Glossary

Licensed Beds/Units: The number of beds and/or units that an operator is authorized to operate at senior housing and long-term care properties. Licensed beds and/or units may differ from the number of beds and/or units in service at any given time.

Memory Care Properties ("MC"): Senior housing properties offering specialized options for seniors with Alzheimer's disease and other forms of dementia. These facilities offer dedicated care and specialized programming for various conditions relating to memory loss in a secured environment that is typically smaller in scale and more residential in nature than traditional assisted living facilities. These facilities have staff available 24 hours a day to respond to the unique needs of their residents.

Metropolitan Statistical Areas ("MSA"): Based on the U.S. Census Bureau, MSA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A metro area contains a core urban area of 50,000 or more population.

Micropolitan Statistical Areas ("Micro-SA"): Based on the U.S. Census Bureau, Micro-SA is a geographic entity defined by the Office of Management and Budget (OMB) for use by Federal statistical agencies in collecting, tabulating, and publishing Federal statistics. A micro area contains an urban core of at least 10,000 (but less than 50,000) population.

Net Real Estate Assets: Gross real estate investment less accumulated depreciation. Net Real Estate Asset is commonly referred to as Net Book Value ("NBV").

Non-cash Rental Income: Straight-line rental income and amortization of lease inducement.

Non-cash Compensation Charges: Vesting expense relating to stock options and restricted stock.

Normalized AFFO: AFFO adjusted for non-recurring, infrequent or unusual items.

Normalized EBITDAR Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, and rent divided by the operator's contractual lease rent. Management fees are imputed at 5% of revenues.

Normalized EBITDARM Coverage: The trailing twelve month's earnings from the operator financial statements adjusted for non-recurring, infrequent, or unusual items and before interest, taxes, depreciation, amortization, rent, and management fees divided by the operator's contractual lease rent.

Normalized FAD: FAD adjusted for non-recurring, infrequent or unusual items.

Normalized FFO: FFO adjusted for non-recurring, infrequent or unusual items.

Occupancy: The weighted average percentage of all beds and/or units that are occupied at a given time. The calculation uses the trailing twelve months and is based on licensed beds and/or units which may differ from the number of beds and/or units in service at any given time.

Operator Financial Statements: Property level operator financial statements which are unaudited and have not been independently verified by us.

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Glossary

Payor Source: LTC revenue by operator underlying payor source for the period presented. LTC is not a Medicaid or a Medicare recipient. Statistics represent LTC's rental revenues times operators' underlying payor source revenue percentage. Underlying payor source revenue percentage is calculated from property level operator financial statements which are unaudited and have not been independently verified by us.

Private Pay: Private pay includes private insurance, HMO, VA, and other payors.

Purchase Price: Represents the fair value price of an asset that is exchanged in an orderly transaction between market participants at the measurement date. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets; it is not a forced transaction (for example, a forced liquidation or distress sale).

Range of Care ("ROC"): Range of care properties consist of properties providing skilled nursing and any combination of assisted living, independent living and/or memory care services.

Rental Income: Represents GAAP rent net of amortized lease inducement cost.

Same Property Portfolio ("SPP"): Same property statistics allow for the comparative evaluation of performance across a consistent population of LTC's leased property portfolio. Our SPP is comprised of stabilized properties owned and operated throughout the duration of the quarter-over-quarter comparison periods presented (excluding assets sold and assets held-for-sale). Accordingly, a leased property must be owned and stabilized for a minimum of 15 months if it is an acquired property, or 27 months if it is a development project, to be included in our SSP.

School: An institution for educating students which includes a charter school. Charter schools provide an alternative to the traditional public school and are generally autonomous entities authorized by the state or locality to conduct operations independent from the surrounding public school district. Laws vary by state, but generally charters are granted by state boards of education either directly or in conjunction with local school districts or public universities. Operators are granted charters to establish and operate schools based on the goals and objectives set forth in the charter. Upon receipt of a charter, schools receive an annuity from the state for each student enrolled.

Skilled Nursing Properties ("SNF"): Senior housing properties providing restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at acute care hospitals. Many SNFs provide ancillary services that include occupational, speech, physical, respiratory and IV therapies, as well as sub-acute care services which are paid either by the patient, the patient's family, private health insurance, or through the federal Medicare or state Medicaid programs.

Stabilized: Properties are generally considered stabilized upon the earlier of achieving certain occupancy thresholds (e.g. 80% for SNFs and 90% for ALFs) and, as applicable, 12 months from the date of acquisition or, in the event of a de novo development, redevelopment, major renovations or addition, 24 months from the date the property is first placed in or returned to service.

Under Development Properties ("UDP"): Development projects to construct senior housing properties.

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This supplemental information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates,’’ or the negative of those words or similar words. Forward- looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect our future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, the status of the economy, the status of capital markets (including prevailing interest rates), and our access to capital; the income and returns available from investments in health care related real estate, the ability of our borrowers and lessees to meet their obligations to us, our reliance on a few major operators; competition faced by our borrowers and lessees within the health care industry, regulation of the health care industry by federal, state and local governments, changes in Medicare and Medicaid reimbursement amounts (including due to federal and state budget constraints), compliance with and changes to regulations and payment policies within the health care industry, debt that we may incur and changes in financing terms, our ability to continue to qualify as a real estate investment trust, the relative illiquidity of our real estate investments, potential limitations on our remedies when mortgage loans default, and risks and liabilities in connection with properties owned through limited liability companies and partnerships. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under ‘‘Risk Factors’’ and other information contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and in our publicly available filings with the Securities and Exchange Commission. We do not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Information This supplemental information contains certain non-GAAP information including EBITDA, normalized EBITDA, FFO, normalized FFO, normalized AFFO, normalized FAD, normalized interest coverage ratio, and normalized fixed charges coverage ratio. A reconciliation of this non-GAAP information is provided on pages 19, 22, and 23 of this supplemental information, and additional information is available under the “Non-GAAP Financial Measures” subsection under the “Selected Financial Data” section of our website at www.LTCreit.com. 27 Forward-Looking Statements Founded in 1992, LTC Properties, Inc. ("LTC") is a self-administered real estate investment trust that primarily invests in senior housing and long-term care properties through facility lease transactions, mortgage loans, and other investments. Our primary objectives are to create, sustain and enhance stockholder equity value and provide current income for distribution to stockholders through real estate investments in senior housing and long-term health care properties managed by experienced operators. Our primary senior housing and long-term health care property types include skilled nursing properties (or SNF), assisted living properties (or ALF), independent living properties (or ILF), memory care properties (or MC), and combinations thereof. To meet these objectives, we attempt to invest in properties that provide opportunity for additional value and current returns to our stockholders and diversify our investment portfolio by geographic location, operator, property type and form of investment. For more information on LTC, visit the Company’s website at www.LTCreit.com.

28 Corporate Office 2829 Townsgate Road, Suite 350 Westlake Village, CA 91361 www.LTCreit.com Investor Relations Investor.Relations@LTCreit.com 805-981-8655